                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)          December 3, 2004
                                                     --------------------------

                  Corporate Property Associates 15 Incorporated
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           000-50249                                      52-2298116
--------------------------------------------------------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


    50 Rockefeller Plaza, New York, NY                             10020
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                       (Zip Code)

                                  212-492-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

Subsequent to the filing of the Form 10-Q for the quarter ended September 30, 2004, the Company became aware of errors in the accumulation and presentation of pro forma information in connection with a merger disclosed in Note 10. These errors affected financial data disclosed in Note 10 for the three months ended September 30, 2004 and 2003 and for the nine months ended September 30, 2004 and 2003.

On December 3, 2004, the Company's Management and Audit Committee concluded that the financial data contained in Note 10 of the Form 10-Q for the quarter ended September 30, 2004 could no longer be relied upon. The Company will promptly file an amendment to its Form 10-Q for the quarter ended September 30, 2004. The revised financial data is included in the table below:

                                          THREE MONTHS ENDED SEPTEMBER 30, 2004       THREE MONTHS ENDED SEPTEMBER 30, 2003
                                          -------------------------------------       -------------------------------------

                                              AS REPORTED       AS RESTATED              AS REPORTED        AS RESTATED
                                              -----------       -----------              -----------        -----------
Pro forma total revenues                       $ 53,003          $ 50,421                 $ 32,780          $ 29,798
Pro forma net income (loss)                      14,801            12,183                  (14,273)          (17,354)
Pro forma earnings (loss) per share:
     Basic and diluted                         $   0.12          $   0.10                 $  (0.12)         $  (0.15)


                                           NINE MONTHS ENDED SEPTEMBER 30, 2004        NINE MONTHS ENDED SEPTEMBER 30, 2003
                                           ------------------------------------        ------------------------------------

                                              AS REPORTED       AS RESTATED              AS REPORTED        AS RESTATED
                                              -----------       -----------              -----------        -----------
Pro forma total revenues                       $139,014          $131,284                 $ 89,810          $ 80,728
Pro forma net income (loss)                      44,882            37,424                    6,923            (2,404)
Pro forma earnings (loss) per share:
     Basic and diluted                         $   0.36          $   0.30                 $   0.08          $  (0.03)


On December 3, 2004, the Company's management discussed with the Company's independent accountants the matters disclosed in the filing pursuant to Item 4.02(a).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Corporate Property Associates 15 Incorporated

                                     By: /s/ Claude Fernandez
                                        ----------------------------------------
                                        Claude Fernandez,
                                        Managing Director and
                                        Chief Accounting Officer
                                        (Principal Accounting Officer)


Date:  December 8, 2004